SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                            ----------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  January 28, 1997

TRUST CREATED BY BLOCK MORTGAGE FINANCE, INC.


                             Delaware
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             (State or other jurisdiction of incorporation)


    333-14041                                          481758633
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  (Commission File Number)              (IRS Employer Identification No.)

One Main Plaza, 4435 Main Street, Suite 500, Kansas City, Missouri  64111
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:  (816) 932-4913


                              Not applicable
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        (Former name or former address, if changed since last report)



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 5.1 Opinion of Morrison & Hecker L.L.P. re Legality Relating to Block Mortgage Finance, Inc. Asset Backed Certificates, Series 1998-1

Exhibit 8.1 Opinion of Brown & Wood L.L.P. re Tax Matters Relating to Block Mortgage Finance, Inc. Asset Backed Certificates, Series 1998-1


                                 SIGNATURES
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     Pursuant to the requirements of the  Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              BLOCK MORTGAGE FINANCE, INC.



                              By: /s/ Mark Keller
                                 --------------------------------------
                                 Name:  Mark Keller
                                 Title:  Vice President

Date: January 28, 1998

                                EXHIBIT INDEX
                               -------------

     Exhibit No.                             Description
     -----------                             -----------

          5.1 Opinion of Morrison & Hecker L.L.P. re Legality Relating to Block Mortgage Finance, Inc. Asset Backed Certificates, Series 1998-1

          8.1 Opinion of Brown & Wood L.L.P. re Tax Matters Relating to Block Mortgage Finance, Inc. Asset Backed Certificates, Series 1998-1